UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                       (Date of earliest event reported):
                                November 18, 1998

                             Eskimo Pie Corporation
             (Exact Name of Registrant as specified in its Charter)

         Virginia                       0-19867                   54-0571720
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                            901 Moorefield Park Drive
                            Richmond, Virginia 23236
                                 (804) 560-8400
               (Address, including zip code, and telephone number,
                      including area code, or registrant's
                          principal executive offices)

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Item 5.      Other Events.

             On November 18, 1998, Eskimo Pie Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

             (a)  None

             (b)  Exhibits

                  Exhibit 99.1         Press Release dated November 18, 1998

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ESKIMO PIE CORPORATION



Date:  November 19, 1998               By:    /s/ Thomas M. Mishoe, Jr.
                                          --------------------------------------
                                           Thomas M. Mishoe, Jr.
                                           Chief Financial Officer,
                                           Vice President, Secretary and
                                           Treasurer